N-SAR Compliance Report pursuant to the Rule 10f-3*
For the period from September 1, 2009 to February 28, 2010
JPMorgan Institutional Trust

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 09/22/09
Issuer Thomson Reuters Corporation (TRICN 4.70% October 15, 2019)
CUSIP 884903BG
Bonds 315,000
Offering Price $99.649
Spread $0.50
Cost $313,894
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.09%
Syndicate Banc of America Securities LLC, Barclays Capital Inc, Deutsche Bank Securities Inc, HSBC Securities (USA) Inc, Morgan Stanley & Co. Inc, RBS Securities Inc, UBS Securities LLC, BMO Capital Markets Corp, Citigroup Global Markets Inc, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Jefferies & Company, Inc, J.P. Morgan Securities Inc, RBC Capital Markets Corp, Standard Chartered Bank, TD Securities (USA) LLC
Fund JPMorgan Intermediate Bond Trust
Trade Date 09/22/09
Issuer Thomson Reuters Corporation (TRICN 4.70% October 15, 2019)
CUSIP 884903BG
Bonds 60,000
Offering Price $99.649
Spread $0.50
Cost $59,789
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.09%
Syndicate Banc of America Securities LLC, Barclays Capital Inc, Deutsche Bank Securities Inc, HSBC Securities (USA) Inc, Morgan Stanley & Co. Inc, RBS Securities Inc, UBS Securities LLC, BMO Capital Markets Corp, Citigroup Global Markets Inc, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co, Jefferies & Company, Inc, J.P. Morgan Securities Inc, RBC Capital Markets Corp, Standard Chartered Bank, TD Securities (USA) LLC
Fund JPMorgan Core Bond Trust
Trade Date 10/28/09
Issuer FMR LLC (FIDINV 6.45% November 15, 2039 144A)
CUSIP 30251BAB
Bonds 500,000
Offering Price $99.772
Spread $0.88
Cost $498,860
Dealer Executing Trade Citigroup Global Markets
% of Offering 0.75%
Syndicate Barclays Capital, Citigroup Global Markets, JPMorgan, Morgan Stanley, Banc of America Securities, Deutsche Bank Securities, HSBC Securities, US Bancorp Invetsments
Fund JPMorgan Core Bond Trust
Trade Date 12/07/09
Issuer Blackrock Inc (BLK 3.50% December 10, 2014)
CUSIP 09247XAD
Bonds 540,000
Offering Price $99.855
Spread $0.35
Cost $539,217
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.90%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Core Bond Trust
Trade Date 12/07/09
Issuer Blackrock Inc (BLK 5.00% December 10, 2019)
CUSIP 09247XAE
Bonds 652,000
Offering Price $99.728
Spread $0.45
Cost $650,227
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.17%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/07/09
Issuer Blackrock Inc (BLK 3.50% December 10, 2014)
CUSIP 09247XAD
Bonds 325,000
Offering Price $99.855
Spread $0.35
Cost $324,529
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.90%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/07/09
Issuer Blackrock Inc (BLK 5.00% December 10, 2019)
CUSIP 09247XAE
Bonds 326,000
Offering Price $99.728
Spread $0.45
Cost $325,113
Dealer Executing Trade Barclays Capital Inc
% of Offering 1.17%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Daiwa Securities, Deutsche Bank, HSBC Bank, JP Morgan, RBS Securities, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Core Bond Trust
Trade Date 01/21/10
Issuer World Omni Auto Receivables Trust 2010-A A4 (WOART 2.21% May 15, 2015)
CUSIP 98153YAD
Bonds 1,370,000
Offering Price $99.99759
Spread $0.35
Cost $1,369,967
Dealer Executing Trade Barclays Capital Inc
% of Offering 7.27%
Syndicate Barclays Capital, Deutsche Bank Securities, Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 01/21/10
Issuer World Omni Auto Receivables Trust 2010-A A4 (WOART 2.21% May 15, 2015)
CUSIP 98153YAD
Bonds 135,000
Offering Price $99.99759
Spread $0.35
Cost $134,997
Dealer Executing Trade Barclays Capital Inc
% of Offering 7.27%
Syndicate Barclays Capital, Deutsche Bank Securities, Bank of America Merrill Lynch, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 02/09/10
Issuer CarMax Auto Owner Trust 2010-1 A3 (CARMX 2010-1 A3 1.56% July 15, 2014)
CUSIP 14313CAC
Bonds 685,000
Offering Price $99.98516
Spread $0.28
Cost $684,898
Dealer Executing Trade Wells Fargo Advisors
% of Offering 8.27%
Syndicate Banc of America Securities, Wells Fargo, Barclays Capital, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 02/09/10
Issuer CarMax Auto Owner Trust 2010-1 A3 (CARMX 2010-1 A3 1.56% July 15, 2014)
CUSIP 14313CAC
Bonds 60,000
Offering Price $99.98516
Spread $0.28
Cost $59,991
Dealer Executing Trade Wells Fargo Advisors
% of Offering 8.27%
Syndicate Banc of America Securities, Wells Fargo, Barclays Capital, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 02/25/10
Issuer Nomura Holdings, Inc.  (NOMURA 6.70% March 4, 2020)
CUSIP 65535HAB
Bonds 800,000
Offering Price $99.791
Spread $0.45
Cost $798,328
Dealer Executing Trade Nomura Securities Inc.
% of Offering 0.44%
Syndicate Nomura Securities, Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, HSBC, JPMorgan, Mitsubishi UFJ Securities, UBS Investment Bank, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 02/25/10
Issuer Nomura Holdings, Inc.  (NOMURA 6.70% March 4, 2020)
CUSIP 65535HAB
Bonds 103,000
Offering Price $99.791
Spread $0.45
Cost $102,785
Dealer Executing Trade Nomura Securities Inc.
% of Offering 0.44%
Syndicate Nomura Securities, Bank of America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, HSBC, JPMorgan, Mitsubishi UFJ Securities, UBS Investment Bank, Wells Fargo

Fund JPMorgan Equity Index Trust
Trade Date 12/22/09
Issuer Roper Industries, Inc. (ROP) Secondary
CUSIP 77669610
Shares 1,700
Offering Price $53.15
Spread $0.27
Cost $90,355
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 0.61%
Syndicate J.P. Morgan, Goldman Sachs & Co.